                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                           -----------------------


                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: October 16, 2000
                                       ----------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)


             Virginia                                            0-25762                               54-1719855
------------------------------------------                  ----------------                      -----------------------
(State or other jurisdiction of                              (Commission                              (IRS Employer
         incorporation)                                      File Number)                           Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                                         23060
--------------------------------------------------                                                   --------------------
   (Address of principal executive offices)                                                              (Zip Code)



            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.         OTHER EVENTS
                ------------
                The September 2000 monthly Certificateholder's Statements to investors were distributed October 16, 2000.


ITEM 7 (c).     EXHIBITS
                --------

                The following are filed as exhibits to this Report under
                Exhibit 20:

                1.  September Performance Summary

                2.  Series 1995-3 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                3.  Series 1996-1 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                4.  Series 1996-2 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                5.  Series 1996-3 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                6.  Series 1997-1 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                7.  Series 1997-2 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                8.  Series 1998-1 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                9.  Series 1998-3 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                10. Series 1998-4 Class A and Class B Certificateholder's
                     Statements for the month of September 2000.

                11. Series 1999-1 Class A and Class B Certificateholder's
                     Statements for the month of September 2000

                12. Series 1999-2 Class A and Class B Certificateholder's
                     Statements for the month of September 2000

                13. Series 1999-3 Class A and Class B Certificateholder's
                     Statements for the month of September 2000

                14. Series 2000-1 Class A and Class B Certificateholder's
                     Statements for the month of September 2000

                15. Series 2000-2 Class A and Class B Certificateholder's
                     Statements for the month of September 2000

                16. Series 2000-3 Class A and Class B Certificateholder's
                     Statements for the month of September 2000

                17. Trust Excess Spread Analysis

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                                                                  Page 2 of 42


                                  SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                                               CAPITAL ONE MASTER TRUST

                                               By: CAPITAL ONE BANK
                                                   Servicer


                                               By:  /s/ David M. Willey
                                                   ---------------------------------
                                                   David M. Willey
                                                   Senior Vice President of Corporate
                                                   Financial Management
Date:  October 16, 2000

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                                                                  Page 3 of 42

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549






                         ----------------------------







                                   EXHIBITS

                                      TO

                                   FORM 8-K








                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                                                                     SEQUENTIALLY
EXHIBIT                                                                                              NUMBERED
NUMBER                    EXHIBITS                                                                   PAGE
------                    --------                                                                   -----------------
      1                   September Performance Summary                                                       07

      2                   Series 1995-3 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 09

      3                   Series 1996-1 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 11

      4                   Series 1996-2 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 13

      5                   Series 1996-3 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 15

      6                   Series 1997-1 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 17

      7                   Series 1997-2 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 19

      8                   Series 1998-1 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 21

      9                   Series 1998-3 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 24

      10                  Series 1998-4 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 27

      11                  Series 1999-1 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 30

      12                  Series 1999-2 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 32

      13                  Series 1999-3 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 34

      14                  Series 2000-1 Class A and Class B Certificate-


                          holder's Statements for the month of September 2000                                 36


      15                  Series 2000-2 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 38

      16                  Series 2000-3 Class A and Class B Certificate-
                          holder's Statements for the month of September 2000                                 40

      17                  Trust Excess Spread Analysis                                                        42

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                                                                  Page 6 of 42